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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  May 26, 1998
                                  ------------
                                 Date of Report
                       (Date of earliest event reported)



                                ECOS GROUP, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Colorado                   0-16322              84-1061207
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(State or other            (Commission File          (IRS Employer
 jurisdiction of                Number)          Identification No.)
 incorporation)



    99 SE Fifth Street, Fourth Floor, Miami, Florida             33131
    ------------------------------------------------          ---------
    (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (305) 374-8300
                                                           --------------




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Item 4       Changes in registrants's Certifying Accountant


         The audit committee of ECOS Group, Inc. ("The Company") has decided to change the accountant responsible for auditing of the firm from Coopers and Lybrand, LLP ("Coopers"). The Company dismissed Coopers effective May 11, 1998. The Company and Coopers had no disagreements between them and no reportable events have occurred during the past two years. The audited financial statements for the previous two years contained neither an adverse opinion or disclaimer of opinion. The Company and Coopers had no disagreements during the interim period from March 31, 1997 to May 11, 1998.

         The company's audit committee has retained DeCarlo and Company, P.A. of Miami, Florida, effective May 12, 1998 as its new auditors. The Company has not retained DeCarlo and Company, P.A. during the previous two years to consult on the application of accounting principles, or on alternative audit opinions.

Item 7       Exhibits

         Exhibit 7.1 Confirmation letters of Coopers and Lybrand LLP dated May 18, 1998.

         Exhibit 7.2 Confirmation letters of Coopers and Lybrand LLP dated May 28, 1998.



                                       SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ECOS GROUP, INC.


June 12, 1998                               By: /s/ Michael Baker
                                            -------------------------
                                            Michael Baker
                                            Chief Financial Officer


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